Exhibit 10.21
MANAGEMENT SERVICES AGREEMENT
     This MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is made and entered into this 23rd day of February 2007, but effective as of January 1, 2007, by and among Immediatek, Inc., a Nevada corporation (together with its successors, the “Company”), DiscLive, Inc., a Delaware corporation (together with its successors, “DiscLive,” and together with the Company, collectively, the “Clients”), and Radical Incubation LP, a Delaware limited partnership (together with its successors, “Advisor”).
RECITALS
     WHEREAS, the Clients have requested that Advisor render management services, including, among others, financial oversight and monitoring, technology and legal, to the Clients.
AGREEMENT
     NOW, THEREFORE, in consideration of the services rendered, and to be rendered, by Advisor to the Clients, and to evidence the obligations of the Clients to Advisor and the mutual covenants herein contained, the Clients hereby jointly and severally agree with Advisor as follows:
     1. Retention. The Clients hereby acknowledge that they have retained Advisor to, and Advisor hereby acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, Advisor will, provide management services to the Clients as requested by their respective board of directors during the Term (hereinafter defined).
     2. Term. The term (the “Term”) of this Agreement shall continue until the earlier to occur of (a) December 31, 2009, and (b) the date on which Radical Holdings LP, its successors or their respective affiliates shall cease to beneficially own, directly or indirectly, at least twenty percent (20%) of the then outstanding voting power of the Company or its successors. If on December 31, 2009, Radical Holdings LP, its successors or one or more of their respective affiliates, collectively, beneficially own, directly or indirectly, at least twenty percent (20%) of the then outstanding voting power of the Company or its successors, the Clients agree to negotiate in good faith a new management services agreement.
     3. Compensation. As compensation for Advisor’s services to the Clients under this Agreement, the Company hereby agrees to record $3,500 per month (the “Management Fee”), prorated on a daily basis for any partial month, during the Term as a deemed contribution by Radical Holdings LP to the Company, of which $1,500 will be attributable and allocated to DiscLive. The Management Fee shall be recorded on the first day of each calendar month (each a “Recording Date”), commencing with the first Recording Date following the date first above written (provided that the first deemed contribution recorded shall aggregate $22,500, which includes the deemed contributions for January and February 2007).
     4. Reimbursement of Expenses. In addition to the deemed contributions pursuant to Section 3, the Company hereby agrees to record deemed contributions for all Reimbursable Expenses (hereinafter defined) and attribute and allocate them to the appropriate Client. For purposes of this Agreement, “Reimbursable Expenses” shall mean all reasonable disbursements and out-of-pocket expenses, including, without limitation, costs of travel, postage, deliveries, communications, fees and disbursements of counsel, but excluding allocated overhead, incurred by Advisor or its affiliates for the account of any Client or in connection with the performance by Advisor of the services contemplated in this Agreement. Upon presentment by Advisor of the supporting documentation of the Reimbursable Expense reasonably requested by the Client, the Company shall treat the Reimbursable Expense as a deemed contribution to the Company and attribute and allocate it to the appropriate Client.
     5. Termination of this Agreement. This Agreement may be terminated by (a) Advisor upon thirty (30) days written notice for any or no reason whatsoever or (ii) the Clients upon thirty (30) days written notice for gross negligence on the part of Advisor in the performance of the obligations of Advisor as provided in this Agreement.
     6. Indemnification. The Clients, jointly and severally, shall indemnify and hold harmless each of Advisor, its affiliates and their respective directors, officers, stockholders, partners, managers, members, employees, agents, representatives and each person who controls Advisor or its affiliates within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, “Indemnified Persons,” and, individually, an “Indemnified Person”), from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person’s negligence and reasonable fees and disbursements of the respective Indemnified Person’s counsel) that (a) are related to, or arise out of, (i) actions taken, or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken, or omitted to be taken, by an Indemnified Person with any Client’s consent, in conformity with any Client’s instructions or any Client’s actions or omissions or (b) are otherwise related to, or arise out of, Advisor’s engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person’s counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action or formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with any pending or threatened litigation, caused by, arising out of or in connection with Advisor’s acting pursuant to Advisor’s engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible to any Indemnified Person for any claims, liabilities, losses, damages or expenses pursuant to clause (b) of the immediately preceding sentence that have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct. The Clients also hereby agree that no Indemnified Person shall have any liability to any Client for, or in connection with, such engagement, except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct. The Clients further hereby agree that none of them will, without the prior written consent of Advisor, settle or compromise, or consent to the entry of any judgment in, any pending or threatened claim, action, suit, inquiry or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit, inquiry or proceeding), unless such settlement, compromise or consent includes an unconditional release of Advisor and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit, inquiry or proceeding. EACH CLIENT HEREBY AGREES AND ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM, OR ARE ALLEGED TO HAVE RESULTED FROM, THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF ADVISOR OR ANY OTHER INDEMNIFIED PERSON.

     The foregoing right to indemnity shall be in addition to any rights that Advisor or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement or this Agreement. Each Client hereby consents to personal jurisdiction and to service of process and venue in any court in which any claim that is subject to this Agreement is brought against Advisor or any other Indemnified Person.
     The Clients hereby agree that this Section 6 shall be applicable, and enforceable with respect, to any services provided by Advisor prior to the date first above written. It is understood and agreed that, in connection with Advisor’s engagement, Advisor also may be engaged to act for the Clients in additional capacities, and that the terms of any such additional engagements may be embodied in one or more separate written agreements. This Section 6 shall apply to the engagement specified in this Agreement, as well as to any such additional engagements (whether written or oral) and any modification of this Agreement or such additional engagements and shall remain in full force and effect following the completion or termination of this Agreement or such additional engagements.
     Each of the Clients further understands and agrees that if Advisor is asked to furnish any Client a financial or legal opinion letter or act for any Client in any other formal capacity, such further action shall be at the sole option of Advisor and may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.
     7. Confidential Information. In connection with the performance of the services hereunder, Advisor agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity hereunder, unless information, secret processes or trade secrets are publicly available or otherwise available to Advisor without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.
     8. Miscellaneous.
     (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
     (b) Successors and Assigns. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by the parties and their respective successors and permitted assigns.
     (c) Notices. All notices, requests and other communications provided for, or permitted to be given, under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

If to the Company:
Immediatek, Inc.
320 South Walton
Dallas, Texas 75226
Facsimile: (214) 276-1555
Attn: Chief Executive Officer
If to DiscLive:
DiscLive, Inc.
320 South Walton
Dallas, Texas 75226
Facsimile: (214) 276-1555
Attn: Chief Executive Officer
If to Advisor:
Radical Incubation LP
c/o Radical Incubation Management LLC
5424 Deloache Avenue
Dallas, Texas 75220
Facsimile: (214) 696-2133
With a copy to (which shall not constitute notice):
Robert S. Hart, Esq.
5424 Deloache Avenue
Dallas, Texas 75220
Facsimile: (214) 696-3380
All notices, requests or other communications will be effective, and deemed given, only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
     (d) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES.

     (e) Submission to Jurisdiction; Waiver of Jury Trial.
          (i) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall only be brought in any federal court located in Dallas County, Texas or any Texas state court located in Dallas County, Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 8(c) shall be deemed effective service of process on such party.
          (ii) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE MATTERS CONTEMPLATED HEREIN. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HEREBY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS, AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED, THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 8(e).
     (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
     (g) Amendments; Assignment. This Agreement may be amended only by a written instrument signed by all the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of all parties hereto; provided, however, Advisor shall be entitled to assign this Agreement or any of its rights, interests or obligations hereunder, either in whole or in part, to any one or more of its affiliates without the prior written consent of the Clients.
     (h) Extensions; Waivers. Any party may, for itself only, (i) extend the time for the performance of any of the obligations of any other party under this Agreement, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
     (i) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
     (j) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
     (k) Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision, unless expressly so limited. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.
     (l) Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO PARTIES HERETO SHALL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT,

HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ADVISOR’S AGGREGATE LIABILITY FOR DIRECT DAMAGES UNDER THIS AGREEMENT (CUMULATIVELY) SHALL BE LIMITED TO THE AMOUNTS DEEMED CONTRIBUTED TO THE CLIENTS HEREUNDER DURING THE TWELVE (12) MONTHS PRIOR TO THE TIME THAT THE CAUSE OF ACTION AROSE.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY: Immediatek, Inc., a Nevada corporation
By:	/s/ PAUL MARIN
	Name:	Paul Marin
	Title:	President

DISCLIVE: DiscLive, Inc., a Delaware corporation
By:	/s/ PAUL MARIN
	Name:	Paul Marin
	Title:	President

ADVISOR: Radical Incubation LP, a Delaware limited partnership By: Radical Incubation Management LLC, a Delaware limited liability company,
its general partner

By:	/s/ MARTIN WOODALL
	Name:	Martin Woodall
	Title:	Vice President